UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

 August 31, 2004

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

-----------------------------------

STEREO VISION ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                      95-4786792

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

15452 Cabrieto Road, Suite 204, Van Nuys, California 91406

(Address of principal executive offices)

(310) 205-7998

(Issuer's telephone number, including area code)

Item 1.01    Entry into a Material Definitive Agreement.

On July 6, 2004, Stereo Vision Entertainment, Inc. (the "Company") entered into an employment agreement with Lance H. Robbins wherein Mr. Robbins agreed to become the Company's new President, CEO and a director.  The agreement (attached hereto as exhibit 10.5) included a term whereby the agreement would not go into effect until the Company had an effective Directors and Officers insurance policy in place.  The Company's policy went into effect on August 31, 2004 and the Agreement then became effective.

On September 7, 2004, the Company also entered into Employment Agreements with Theodore Botts and Jack Honour.  Mr. Botts will serve as the Company's new Chief Financial Officer and Director.  Mr. Honour will serve as a director and Chief Operating Officer of the Company. Terms of the agreement are included in the attached exhibits 10.6 and 10.7.

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 4, 2004, Rocco Urbisci resigned from his position as a director of the Company.  Mr. Urbisci submitted his formal resignation to the Company's Board of Directors.

On September 7, 2004, the Company Board of Directors officially appointed Lance H. Robbbins and Theodore Botts to vacant positions on the Board of Directors.  Jack Honour, the Company's President and CEO, was removed as President and CEO and given the position as the Company's new Chief Operating Officer.  Mr. Robbins was then appointed as the Company's new President and Chief Executive Officer.  Mr. Botts was also named the Company's new Chief Financial Officer.

Item 9.01    Financial Statements and Exhibits.

Exhibit 10.5 - Employment Agreement with Lance Robbins

Exhibit 10.6 - Employment Agreement with Theodore Botts

Exhibit 10.7 - Employment Agreement with Jack Honour

Dated:  September 8, 2004

STEREO VISION ENTERTAINMENT, INC.

/s/Lance H. Robbins

     Lance H. Robbins,

     President

Exhibit 10.5

EMPLOYMENT AGREEMENT

    This agreement is entered into by and between Stereo Vision Entertainment, Inc., a Nevada corporation, located at 15452 Cabrieto Road, Suite 204, Van Nuys, California 91406 (the "Company") and Lance H. Robbins, an individual ((Robbins(). In consideration of the mutual promises made below, the parties agree as follows:

ARTICLE ONE

TERM OF EMPLOYMENT

       Company hereby contracts with Robbins to accept and Robbins agrees to provide the Company with management services until the first anniversary of the execution of this Agreement. On the first anniversary of the execution of this Agreement, Robbins shall have the option of extending the terms of the Agreement for an additional year. If the option is exercised, Robbins shall have an option to extend the term of this Agreement for a third year. This agreement will commence upon the execution of this Agreement by both parties.

ARTICLE TWO

DUTIES AND OBLIGATIONS OF EMPLOYEE

       2.1 Company hereby employs Robbins to serve Company in the positions of President, Director and Chief Executive Officer, for which Company will compensate Robbins for his services in accordance with the terms and rates specified in this Agreement. Robbins agrees to serve in the capacity of President, Director and Chief Executive Officer, having the benefits, responsibilities, authorities, and duties described and specified in this Agreement.

      2.1.1. Working under the control and direction of the board of directors, Robbins shall use his best efforts and devote all of his time to promote the business of the Company during the term of his contract.

ARTICLE THREE

OBLIGATIONS OF COMPANY

    Company shall provide Robbins with compensation, incentives, benefits, and business expense reimbursement as specified elsewhere in this Agreement. Company shall provide Robbins with a private office, office equipment and supplies, and other facilities and services, suitable to Robbins's position and adequate for the performance of his duties. Company shall indemnify Robbins for all losses sustained by Robbins in direct consequence of the discharge of his duties on behalf of Company.

ARTICLE FOUR

COMPENSATION

       4.1. As full and complete compensation for services, and only during the life of this Agreement, Company will pay Robbins $275,000 for the first year of employment. If Robbins exercises his option to extend the terms of this Agreement to a second year, the Company will pay Robbins a minimum salary of $400,000 for that year. If Robbins exercises his option to extend the terms of this Agreement to a third year, the Company will pay Robbins a minimum salary of $500,000 for that year. Additionally, upon execution of this Agreement, the Company shall grant to Robbins 83,333 free-trading shares of common stock of the Company at $0.40 per share.

       4.2. Upon execution of this Agreement, the Company shall pay Robbins $100,000 as a signing bonus.

       4.3 Robbins will also be entitled to receive 2,500,000 options to purchase common stock of the Company at $0.40 per share. These options shall have a cashless exercise provision and will vest on July 6, 2005.

ARTICLE FIVE

EMPLOYEE BENEFITS

       5.1 Vacation. Robbins shall be entitled to 2 weeks of vacation time in the first year, with pay, and 3 weeks of vacation time in each subsequent year, also with pay. If Robbins is unable for any reason to take the total amount of vacation time authorized during any year, he may accrue that time and add it to vacation time for any following year or may instead receive a cash payment in an amount equal to the amount of annual salary attributable to that period of time.

       5.2 Illness. Robbins shall be entitled to ten days per year as sick leave with full pay. Sick leave may be accumulated up to a total of 20 days.

       5.3 Group Medical Insurance. Company agrees to include Robbins under Company's group medical insurance coverage.

       5.4 Dental Coverage. If offered to other employees, Company agrees to provide Robbins with dental coverage during the employment term by obtaining dental insurance covering Robbins or by directly paying 80% of the dental costs incurred by Robbins.

       5.5 Retirement Plan. If in existence, Company agrees to include Robbins under any Company retirement program.

       5.6 Business Expenses.

             5.6.1 Company shall promptly reimburse Robbins for all reasonable business expenses incurred by Robbins in promoting the business of Company, including expenditures for entertainment and travel.

             5.6.2 Each such expenditure shall be reimbursable only if it is of the nature qualifying it as a proper deduction on the federal and state income tax returns of Company.

             5.6.3 Each such expenditure shall be reimbursable only if Robbins furnishes to Company adequate records and other documentary evidence required by federal and state statues and regulations issued by the appropriate taxing authorities for the substantiation of that expenditure as an income tax deduction.

5.7 Entertainment Account. The Company shall provide Robbins with an entertainment account of $10,000 per month all such expenditures to be evidenced by adequate records and other documentary evidence, etc.

5.8 Directors & Officers Insurance. Company agrees to include Robbins under the Company's Directors & Officers Insurance policy.

ARTICLE SIX

TERMINATION OF EMPLOYMENT

       6.1 Termination for Cause.

             6.1.1 Company reserves the right to terminate this Agreement if Robbins willfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, that would prevent the effective performance of his duties.

             6.1.2 Company may at its option terminate this Agreement for reasons stated in this Article by giving written notice of termination to Robbins without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement.

             6.1.3 The Notice of Termination required by this Article shall specify the grounds for the termination and shall be supported by a statement of all relevant facts. Termination under this Article shall be considered "for cause" for the purposes of this Agreement.

       6.2 Termination Without Cause

             6.2.1 This Agreement shall be terminated upon the death of Robbins. Company reserves the right to terminate this Agreement within two months after Robbins suffers any physical or mental disability that would prevent the performance of his duties under this Agreement. Such termination shall be effective by giving 60 days termination to Robbins.

             6.2.2 Termination under this Section shall not be considered "for cause" for the purposes of this Agreement.

             6.23 In the event that the Company is unable to compensate Robbins pursuant to the terms of this Agreement, Robbins may elect to resign from his positions at the Company, but will, in any event, retain all cash and stock signing bonuses and shall receive 200,000 of the 2,500,000 options per month of employment. If the term of employment is less than six months, Robbins will retain (vest) 200,000 options per month at $0.40 per share and an additional 500,000 options (total) at $0.40 per share.

ARTICLE SEVEN

NON-COMPETITION

       7.1 Neither while this Agreement is in effect, nor for a period of three years immediately following its termination, shall Robbins make any attempt to employ, solicit, consult or call upon any current or former employees of Company without the express written consent of Company.

       7.2 During the term of this Agreement, Robbins shall not, directly or indirectly, own mange, operate, join, control, be employed by, or participate in the ownership, management, operation, or control, of, or be connected in any manner with, any business that is competitive to the business of Company.

ARTICLE EIGHT

TRADE SECRETS

       8.1 The parties agree that during the term of this Agreement and in the course of the discharge of Robbins' duties hereunder, Robbins shall have access to and become acquainted with information concerning the operation of Company, including without limitation, lists of customers, prospects, and leads; strategies, specifications; research data; and other compilations of information and records relating to Company's business, and other information that is owned by Company and regularly used in the operation of Company's business and that this information constitutes Company's trade secrets.

       8.2 Robbins agrees that he will not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this Agreement or at any time thereafter, except as is required in the course of his employment with Company.

       8.3 Robbins further agrees that all files, records, documents, equipment, and similar items relating to Company's business, whether prepared by Robbins or others, are and shall remain exclusively the property of Company and that Robbins shall turn over everything in his possession in this regard to Company upon the sending or the receipt of a Notice of Termination of this Agreement.

ARTICLE NINE

GENERAL PROVISIONS

       9.1 Notices. Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage pre-paid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notice shall be deemed communicated as of the date of mailing.

       9.2 Arbitration. Any controversy between Company and Robbins involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall be on the written request of either party served on the other be submitted to arbitration. Arbitration shall comply with and be governed by the provisions of the California Arbitration Act. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrators decide.

       9.3 Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursement in addition to any other relief to which the party may be entitled. This provision shall be construed as applicable to the entire contract.

       9.4 Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto and all prior conversations, arrangements and understandings are declared to be incorporated herein. Any modification, amendment, or other changes in the Agreement shall be accomplished only by written agreement, singed by both parties.

       This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Acknowledged, accepted and agreed to be effective this ___ day of August, 2004, except as to the option grants, which are effective as of July 6, 2004.

STEREO VISION ENTERTAINMENT, INC.

By:__________________________

EMPLOYEE

_____________________________

Lance H. Robbins

Exhibit 10.6

EMPLOYMENT AGREEMENT

    This agreement is entered into by and between Stereo Vision Entertainment, Inc., a Nevada corporation, located at 15452 Cabrieto Road, Suite 204, Van Nuys, California 91406 (the "Company") and Theodore Botts, an individual (Botts). In consideration of the mutual promises made below, the parties agree as follows:

ARTICLE ONE

TERM OF EMPLOYMENT

       Company hereby contracts with Botts to accept and Botts agrees to provide the Company with management services until the first anniversary of the execution of this Agreement. On the first anniversary of the execution of this Agreement, Botts shall have the option of extending the terms of the Agreement for an additional year. If the option is exercised, Botts shall have an option, at the end of the second year, to extend the term of this Agreement for a third year. This agreement will commence upon the execution of this Agreement by both parties.

ARTICLE TWO

DUTIES AND OBLIGATIONS OF EMPLOYEE

       2.1 Company hereby employs Botts to serve Company in the positions of Director and Chief Financial Officer, for which Company will compensate Botts for his services in accordance with the terms and rates specified in this Agreement. Botts agrees to serve in the capacity of Director and Chief Financial Officer, having the benefits, responsibilities, authorities, and duties described and specified in this Agreement.

      2.1.1. Working under the control and direction of the board of directors, Botts shall use his best efforts and devote all of his time to promote the business of the Company during the term of his contract.

ARTICLE THREE

OBLIGATIONS OF COMPANY

Company shall provide Botts with compensation, incentives, benefits, and business expense reimbursement as specified elsewhere in this Agreement. Company shall provide Botts with a private office, office equipment and supplies, and other facilities and services, suitable to his position and adequate for the performance of his duties. Company shall indemnify Botts for all losses sustained by Botts in direct consequence of the discharge of his duties on behalf of Company.

ARTICLE FOUR

COMPENSATION

       4.1. As full and complete compensation for services, and only during the life of this Agreement, Company will pay Botts $250,000 for the first year of employment. If Botts exercises his option to extend the terms of this Agreement to a second year, the Company will pay Botts a minimum salary of $250,000 for that year. If Botts exercises his option to extend the terms of this Agreement to a third year, the Company will pay Botts a minimum salary of $250,000 for that year.

ARTICLE FIVE

EMPLOYEE BENEFITS

       5.1 Vacation. Botts shall be entitled to 2 weeks of vacation time in the first year, with pay, and 3 weeks of vacation time in each subsequent year, also with pay. If Botts is unable for any reason to take the total amount of vacation time authorized during any year, he may accrue that time and add it to vacation time for any following year or may instead receive a cash payment in an amount equal to the amount of annual salary attributable to that period of time.

       5.2 Illness. Botts shall be entitled to ten days per year as sick leave with full pay. Sick leave may be accumulated up to a total of 20 days.

       5.3 Group Medical Insurance. Company agrees to include Botts under Company's group medical insurance coverage.

       5.4 Dental Coverage. If offered to other employees, Company agrees to provide Botts with dental coverage during the employment term by obtaining dental insurance covering Botts or by directly paying 80% of the dental costs incurred by Botts.

       5.5 Retirement Plan. If in existence, Company agrees to include Botts under any Company retirement program.

       5.6 Business Expenses.

              5.6.1 Company shall promptly reimburse Botts for all reasonable business expenses incurred by Botts in promoting the business of Company, including expenditures for entertainment and travel.

              5.6.2 Each such expenditure shall be reimbursable only if it is of the nature qualifying it as a proper deduction on the federal and state income tax returns of Company.

              5.6.3 Each such expenditure shall be reimbursable only if Botts furnishes to Company adequate records and other documentary evidence required by federal and state statues and regulations issued by the appropriate taxing authorities for the substantiation of that expenditure as an income tax deduction.

5.7 Directors & Officers Insurance. Company agrees to include Botts under the Company's Directors & Officers Insurance policy.

ARTICLE SIX

TERMINATION OF EMPLOYMENT

       6.1 Termination for Cause.

              6.1.1 Company reserves the right to terminate this Agreement if Botts willfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, which would prevent the effective performance of his duties.

              6.1.2 Company may at its option terminate this Agreement for reasons stated in this Article by giving written notice of termination to Botts without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement.

              6.1.3 The Notice of Termination required by this Article shall specify the grounds for the termination and shall be supported by a statement of all relevant facts. Termination under this Article shall be considered "for cause" for the purposes of this Agreement.

       6.2 Termination without Cause

              6.2.1 This Agreement shall be terminated upon the death of Botts. Company reserves the right to terminate this Agreement within two months after Botts suffers any physical or mental disability that would prevent the performance of his duties under this Agreement. Such termination shall be effective by giving 60 days termination to Botts.

              6.2.2 Termination under this Section shall not be considered "for cause" for the purposes of this Agreement.

ARTICLE SEVEN

NON-COMPETITION

       7.1 Neither while this Agreement is in effect, nor for a period of three years immediately following its termination, shall Botts make any attempt to employ, solicit, consult or call upon any current or former employees of Company without the express written consent of Company.

       7.2 During the term of this Agreement, Botts shall not, directly or indirectly, own mange, operate, join, control, be employed by, or participate in the ownership, management, operation, or control, of, or be connected in any manner with, any business that is competitive to the business of Company.

ARTICLE EIGHT

TRADE SECRETS

       8.1 The parties agree that during the term of this Agreement and in the course of the discharge of Botts's duties hereunder, Botts shall have access to and become acquainted with information concerning the operation of Company, including without limitation, lists of customers, prospects, and leads; strategies, specifications; research data; and other compilations of information and records relating to Company's business, and other information that is owned by Company and regularly used in the operation of Company's business and that this information constitutes Company's trade secrets.

       8.2 Botts agrees that he will not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this Agreement or at any time thereafter, except as is required in the course of his employment with Company.

       8.3 Botts further agrees that all files, records, documents, equipment, and similar items relating to Company's business, whether prepared by Botts or others, are and shall remain exclusively the property of Company and that Botts shall turn over everything in his possession in this regard to Company upon the sending or the receipt of a Notice of Termination of this Agreement.

ARTICLE NINE

GENERAL PROVISIONS

       9.1 Notices. Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage pre-paid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notice shall be deemed communicated as of the date of mailing.

       9.2 Arbitration. Any controversy between Company and Botts involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall be on the written request of either party served on the other be submitted to arbitration. Arbitration shall comply with and be governed by the provisions of the California Arbitration Act. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrators decide.

       9.3 Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursement in addition to any other relief to which the party may be entitled. This provision shall be construed as applicable to the entire contract.

       9.4 Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto and all prior conversations, arrangements and understandings are declared to be incorporated herein. Any modification, amendment, or other changes in the Agreement shall be accomplished only by written agreement, singed by both parties.

       This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Acknowledged, accepted and agreed to be effective this ___ day of August, 2004.

STEREO VISION ENTERTAINMENT, INC.

By:__________________________

EMPLOYEE

___________________________

Theodore Botts

Exhibit 10.7

EMPLOYMENT AGREEMENT

    This agreement is entered into by and between Stereo Vision Entertainment, Inc., a Nevada corporation, located at 15452 Cabrieto Road, Suite 204, Van Nuys, California 91406 (the Company") and Jack. Honour, an individual (Honour). In consideration of the mutual promises made below, the parties agree as follows:

ARTICLE ONE

TERM OF EMPLOYMENT

       Company hereby contracts with Honour to accept and Honour agrees to provide the Company with management services until the first anniversary of the execution of this Agreement. On the first anniversary of the execution of this Agreement, Honour shall have the option of extending the terms of the Agreement for an additional year. If the option is exercised, Honour shall have an option, at the end of the second year, to extend the term of this Agreement for a third year. This agreement will commence upon the execution of this Agreement by both parties.

ARTICLE TWO

DUTIES AND OBLIGATIONS OF EMPLOYEE

       2.1 Company hereby employs Honour to serve Company in the positions of Director and Chief Operating Officer, for which Company will compensate Honour for his services in accordance with the terms and rates specified in this Agreement. Honour agrees to serve in the capacity of Director and Chief Operating Officer, having the benefits, responsibilities, authorities, and duties described and specified in this Agreement.

2.1.1. Working under the control and direction of the board of directors, Honour shall use his best efforts and devote all of his time to promote the business of the Company during the term of his contract.

ARTICLE THREE

OBLIGATIONS OF COMPANY

Company shall provide Honour with compensation, incentives, benefits, and business expense reimbursement as specified elsewhere in this Agreement. Company shall provide Honour with a private office, office equipment and supplies, and other facilities and services, suitable to Honour's position and adequate for the performance of his duties. Company shall indemnify Honour for all losses sustained by Honour in direct consequence of the discharge of his duties on behalf of Company.

ARTICLE FOUR

COMPENSATION

       4.1. As full and complete compensation for services, and only during the life of this Agreement, Company will pay Honour $250,000 for the first year of employment. If Honour exercises his option to extend the terms of this Agreement to a second year, the Company will pay Honour a minimum salary of $250,000 for that year. If Honour exercises his option to extend the terms of this Agreement to a third year, the Company will pay Honour a minimum salary of $250,000 for that year.

ARTICLE FIVE

EMPLOYEE BENEFITS

       5.1 Vacation. Honour shall be entitled to 2 weeks of vacation time in the first year, with pay, and 3 weeks of vacation time in each subsequent year, also with pay. If Honour is unable for any reason to take the total amount of vacation time authorized during any year, he may accrue that time and add it to vacation time for any following year or may instead receive a cash payment in an amount equal to the amount of annual salary attributable to that period of time.

       5.2 Illness. Honour shall be entitled to ten days per year as sick leave with full pay. Sick leave may be accumulated up to a total of 20 days.

       5.3 Group Medical Insurance. Company agrees to include Honour under Company's group medical insurance coverage.

       5.4 Dental Coverage. If offered to other employees, Company agrees to provide Honour with dental coverage during the employment term by obtaining dental insurance covering Honour or by directly paying 80% of the dental costs incurred by Honour.

       5.5 Retirement Plan. If in existence, Company agrees to include Honour under any Company retirement program.

       5.6 Business Expenses.

              5.6.1 Company shall promptly reimburse Honour for all reasonable business expenses incurred by Honour in promoting the business of Company, including expenditures for entertainment and travel.

              5.6.2 Each such expenditure shall be reimbursable only if it is of the nature qualifying it as a proper deduction on the federal and state income tax returns of Company.

              5.6.3 Each such expenditure shall be reimbursable only if Honour furnishes to Company adequate records and other documentary evidence required by federal and state statues and regulations issued by the appropriate taxing authorities for the substantiation of that expenditure as an income tax deduction.

5.7 Directors & Officers Insurance. Company agrees to include Honour under the Company's Directors & Officers Insurance policy.

ARTICLE SIX

TERMINATION OF EMPLOYMENT

       6.1 Termination for Cause.

              6.1.1 Company reserves the right to terminate this Agreement if Honour willfully breaches or habitually neglects the duties which he is required to perform under the terms of this Agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, which would prevent the effective performance of his duties.

              6.1.2 Company may at its option terminate this Agreement for reasons stated in this Article by giving written notice of termination to Honour without prejudice to any other remedy to which Company may be entitled either at law, in equity, or under this Agreement.

              6.1.3 The Notice of Termination required by this Article shall specify the grounds for the termination and shall be supported by a statement of all relevant facts. Termination under this Article shall be considered "for cause" for the purposes of this Agreement.

       6.2 Termination without Cause

              6.2.1 This Agreement shall be terminated upon the death of Honour. Company reserves the right to terminate this Agreement within two months after Honour suffers any physical or mental disability that would prevent the performance of his duties under this Agreement. Such termination shall be effective by giving 60 days termination to Honour.

              6.2.2 Termination under this Section shall not be considered "for cause" for the purposes of this Agreement.

ARTICLE SEVEN

NON-COMPETITION

       7.1 Neither while this Agreement is in effect, nor for a period of three years immediately following its termination, shall Honour make any attempt to employ, solicit, consult or call upon any current or former employees of Company without the express written consent of Company.

       7.2 During the term of this Agreement, Honour shall not, directly or indirectly, own mange, operate, join, control, be employed by, or participate in the ownership, management, operation, or control, of, or be connected in any manner with, any business that is competitive to the business of Company.

ARTICLE EIGHT

TRADE SECRETS

       8.1 The parties agree that during the term of this Agreement and in the course of the discharge of Honour's duties hereunder, Honour shall have access to and become acquainted with information concerning the operation of Company, including without limitation, lists of customers, prospects, and leads; strategies, specifications; research data; and other compilations of information and records relating to Company's business, and other information that is owned by Company and regularly used in the operation of Company's business and that this information constitutes Company's trade secrets.

       8.2 Honour agrees that he will not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this Agreement or at any time thereafter, except as is required in the course of his employment with Company.

       8.3 Honour further agrees that all files, records, documents, equipment, and similar items relating to Company's business, whether prepared by Honour or others, are and shall remain exclusively the property of Company and that Honour shall turn over everything in his possession in this regard to Company upon the sending or the receipt of a Notice of Termination of this Agreement.

ARTICLE NINE

GENERAL PROVISIONS

       9.1 Notices. Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage pre-paid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notice shall be deemed communicated as of the date of mailing.

       9.2 Arbitration. Any controversy between Company and Honour involving the construction or application of any of the terms, provisions, or conditions of this Agreement shall be on the written request of either party served on the other be submitted to arbitration. Arbitration shall comply with and be governed by the provisions of the California Arbitration Act. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrators decide.

       9.3 Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursement in addition to any other relief to which the party may be entitled. This provision shall be construed as applicable to the entire contract.

       9.4 Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto and all prior conversations, arrangements and understandings are declared to be incorporated herein. Any modification, amendment, or other changes in the Agreement shall be accomplished only by written agreement, singed by both parties.

       This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Acknowledged, accepted and agreed to be effective this ___ day of August, 2004.

STEREO VISION ENTERTAINMENT, INC.

By:__________________________

EMPLOYEE

_____________________________

Jack Honour